EXHIBIT 10.20



          NINTH AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT is entered into effective as of December 31, 1994, between LOMAS MORTGAGE USA, INC., a Connecticut corporation (the "Company"), the banks listed on the signature pages below ("Lenders"), BANK ONE, TEXAS, N.A., as Administrative Agent (in that capacity "Administrative Agent"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Syndication Agent (together with Administrative Agent, "Agents").

     The Company, Lenders, and Agents have entered into the Restated Loan and Security Agreement (as amended through the date of this amendment and as further renewed, extended, amended, and restated, the "Loan Agreement") dated as of July 8, 1993, providing for loans to the Company on a revolving basis up to $120,000,000 outstanding at any one time. The Company has requested amendments to the Loan Agreement in order to modify certain financial covenants and change certain provisions relating to dividends, loans, and advances to Lomas Financial Corporation. Accordingly, for adequate and sufficient consideration, the parties agree as follows:

     1.   Certain Definitions.  Unless otherwise specified in this amendment
(a) all terms defined in the Loan Agreement have the same meanings when used in this amendment and (b) all references to "Sections" and "Schedules" are references to the Loan Agreement's sections and schedules.

     2.   Amendments.

          (a)  Section 7.2(a) is entirely amended as follows:

               Any Debt if, after giving effect thereto and to any simultaneous retirement of other debt, the Company's consolidated Debt (other than Excepted Debt) would exceed 250% of the Company's Consolidated Net Worth;

          (b)  Section 7.3(b)(i) is entirely amended as follows:

               $25,000,000 at any time prior to December 31, 1994, and $10,000,000 at any time thereafter, as reduced by the outstanding principal of any advances or loans (at any date of determination) by the Company or any of its Subsidiaries to Lomas Financial Corporation permitted under Section 7.8(e), plus

          (c)  Section 7.4 is entirely amended as follows:

               7.4 Consolidated Net Worth. Permit its Consolidated Net Worth to be less than the greater of either (i) the amount required by FHA, FHLMC, FNMA, VA, and GNMA at any and all times for maintaining the Company's status as an approved mortgagee, seller/servicer, or issuer, or (ii) $150,000,000.

          (d)  Section 7.8(e) is entirely amended as follows:

               While no Potential Default or Default exists, loans or advances to Lomas Financial Corporation by the Company or any of its Subsidiaries that never exceed a total of $10,000,000 principal -- as that amount is reduced by any dividends made to Lomas Financial Corporation on or after December 31, 1994.

     3. Conditions Precedent. The foregoing is not effective unless (a) Agents receive counterparts of this amendment executed by the Company, by Agents, and all Lenders and (b) all of the representations and warranties -- in this amendment and in all other Loan Papers are true and correct as of -- as if made on -- the date of this amendment.

     4. Ratifications. This amendment modifies and supersedes all inconsistent terms and provisions of the other Loan Papers. Except as expressly modified and superseded by this amendment, the terms and provisions of the other Loan Papers are ratified and confirmed and continue in full force and effect. The Company, all Lenders, and Agents agree that the Loan Papers, as amended by this amendment, continue to be legal, valid, binding, and enforceable in accordance with their respective terms. The Company ratifies and confirms that all Liens granted to Agents, on behalf of Lenders, were intended to, do, and continue to secure the full payment and performance of the Obligations. The Company shall perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents as either Agent or any Lender may reasonably request in order to perfect and protect such Liens and preserve and protect the rights of Agents and Lenders in respect of all present and future Collateral.

      5. Representations and Warranties. The Company represents and warrants to Lenders and Agents that (a) this amendment and the other Loan Papers to be delivered under this amendment have been duly authorized, executed, and delivered by the Company, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Company of this amendment and those other Loan Papers (c) this amendment and those other Loan Papers are valid and binding upon the Company and are enforceable against the Company in accordance with their respective terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery, and performance by the Company of this amendment and those other Loan Papers do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreement, or understanding to which the Company is a party or by which the Company is bound, (e) the representations and warranties in the Loan Agreement, as amended by this amendment, and each other Loan Paper are true and correct in all material respects on and as of the date of this amendment as though made as of the date of this amendment, and (f) as of the date of this amendment, no Default or Potential Default (other than any Default or Potential Default which is cured by the modifications contained within this amendment) exists.

     6. References. All references in the Loan Papers to the "Loan Agreement" refer to the Loan Agreement as amended by this amendment. Because this amendment is a "Loan Paper" referred to in the Loan Agreement, then the provisions relating to Loan Papers in Section 10 are incorporated in this amendment by reference, the same as if included in this amendment verbatim.

     7. Counterparts. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute one and the same document.

     8. Parties Bound. This amendment binds and inures to the Company, Agents, each Lender, and (subject to Section 10.10) their respective successors and assigns.

     9. ENTIRETY. THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED BY IT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  REMAINDER OF PAGE INTENTIONALLY BLANK.
                         SIGNATURE PAGE(S) FOLLOW.

     EXECUTED on February 13, 1995, but effective as of the date first stated above.

1600 Viceroy Dr., 8th Floor        LOMAS MORTGAGE USA, INC., as the Company
Dallas, Texas  75235
Attn: Robert E. Byerley, Jr.,
      Executive Vice President and
      Treasurer                    By  /S/ROBERT E. BYERLEY, JR.
                                       ------------------------------------
Telecopy: 214/879-7018                 Robert E. Byerley, Jr.,
                                       Executive Vice President and Treasurer


Mortgage Finance Group             BANK ONE, TEXAS, N.A.,
1717 Main Street, 4th Floor          as Administrative Agent and a Lender
Dallas, Texas  75201
Attn: Kathleen C. Stewart,
      Vice President
Telecopy: 214/290-2275             By  /S/KATHLEEN C. STEWART
                                       ------------------------------------
                                       Kathleen C. Stewart, Vice President


717 Travis Street - 7-TCB-S56      TEXAS COMMERCE BANK NATIONAL
Houston, Texas  77002                ASSOCIATION, as Syndication Agent
Attn: Carlotta M. Hudler,            and a Lender
      Vice President
Telecopy: 713/216-2082             By  /S/CARLOTTA M. HUDLER
                                       ------------------------------------
                                       Carlotta M. Hudler, Vice President


First Bank Place, 2nd Floor MPFP0801   FIRST BANK NATIONAL ASSOCIATION,
601 Second Avenue South                  as a Lender
Minneapolis, Minnesota  55402-4302
Attn: Kathlyn K. Slater,
      Vice President
Telecopy: 612/973-0826
                                   By  /S/KATHLYN K. SLATER
                                       ------------------------------------
                                       Kathlyn K. Slater, Vice President


8333 Douglas Avenue                GUARANTY FEDERAL BANK, F.S.B.,
Dallas, Texas  75255                 as a Lender
Attn: Abbie Y. Tidmore,
      Vice President
Telecopy: 214/360-1660
                                   By  /S/ABBIE Y. TIDMORE
                                       ------------------------------------
                                       Abbie Y. Tidmore, Vice President